UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 17, 2008

                                    CDEX INC.
             (Exact name of registrant as specified in its charter)

         Nevada                       000-49845                 52-2336836
         ------                       ---------                 ----------
(State or other jurisdiction of      (Commission            (I.R.S. Employer
incorporation or organization)       File Number)           Identification No.)

4555 South Palo Verde, Suite 123
         Tucson, Arizona                                     85714
         ---------------                                     -----
(Address of principal executive offices)                   (Zip Code)

                                 (520) 745-5172
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

     Effective November 11, 2008, CDEX, Inc., a Nevada corporation ("Registrant"), entered into an employment agreement with Stephen McCommon to serve as Chief Financial Officer. The agreement provides for payment to Mr. McCommon of an annual cash salary of $105,000 as well as 100,000 stock options, which will vest 1/2 on October 23, 2009, and 1/2 on October 23, 2010, as long as he is providing to the Registrant substantial services pursuant to a contract with the Registrant at the time of vesting.

     A copy of the Employment Agreement is attached to this Current Report as
Exhibit 99.1 and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     CDEX announces the appointment of Stephen McCommon, who is joining the CDEX management team as the new Chief Financial Officer effective November 11, 2008. Between October 23, 2008 and November 11, 2008, Mr. McCommon will work as a consultant for the company transitioning with the outgoing CFO, Mr. Augie DeLuca, whose October 17, 2008 resignation was accepted by the Board of Directors on October 23, 2008. In his position as CFO, Mr. McCommon will supervise all accounting and financial activities, treasury, financial modeling and risk management. He most recently served in a senior financial management position with Applied Energetics, Inc., and has also worked for Molecular Diagnostics, Inc., Heartland Technology, Inc., and Wells Fargo Bank. More detailed biographical information is available on Registrant's web-site at www.cdex-inc.com.

     Mr. McCommon has entered into an Employment Agreement with Registrant, as disclosed in Item 1.01. A copy of the Employment Agreement is attached to this Current Report as Exhibit 99.1 and incorporated herein by reference.

     A copy of a press release issued on October 23, 2008 announcing Mr. DeLuca's resignation and Mr. McCommon's appointment is attached to this Current Report as Exhibit 99.2 and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number            Title of Document
------            -----------------
99.1              Mr. McCommon's Employment Agreement
99.2              Press Release, dated October 23, 2008


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CDEX INC.

Date: October 23, 2008                By:   /s/ Malcolm H. Philips, Jr.
                                            ---------------------------
                                            Malcolm H. Philips, Jr., President